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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):             February 23, 1999


                        TRANSAMERICAN ENERGY CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


              33-85930                                    76-0441642
              --------                                    ----------
      (Commission File Number)                         (I.R.S. Employer
                                                      Identification No.)


                 1300 North Sam Houston Parkway East, Suite 200
                              Houston, Texas 77032
                              --------------------
          (Address of principal executive offices, including zip code)


                                 (281) 986-8822
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 1.            CHANGES IN CONTROL OF REGISTRANT.

                   Not applicable.

ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS.

                   Not Applicable.

ITEM 3.            BANKRUPTCY OR RECEIVERSHIP.

                   Not applicable.

ITEM 4.            CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                   Not applicable.

ITEM 5.            OTHER EVENTS.

                   Not applicable.

ITEM 6.            RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                   Not applicable.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS.

                   (a)     Financial statements of businesses acquired:

                           Not applicable.

                   (b)     Pro forma financial information:

                           Not applicable.

                   (c)     Exhibits:

                           4.1-- Second Supplemental Indenture dated November 13, 1998 between TransAmerican Energy Corporation ("TEC") and Firstar Bank of Minnesota, N.A.

                           4.2--     Third Supplemental Indenture dated
                                     December 15, 1998 between TEC and Firstar
                                     Bank of Minnesota, N.A.

                           4.3-- Second Amendment dated December 15, 1998 to Loan Agreement between TEC and TransTexas Gas Corporation ("TTG").

                           4.4-- First Amendment dated December 15, 1998 to Security and Pledge Agreement between TTG and TEC.



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ITEM 8.            CHANGE IN FISCAL YEAR.

                   Not applicable.

ITEM 9.            SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                   Not applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRANSAMERICAN ENERGY CORPORATION


                                             By:         /s/ Ed Donahue
                                                -------------------------------
                                             Name:     Ed Donahue
                                             Title:    Vice President


Dated: February 23, 1999






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                                    EXHIBITS


Exhibit
  No.                              Description                                                Page
-------                            -----------                                                ----

4.1--      Second Supplemental Indenture dated November 13, 1998 between
           TransAmerican Energy Corporation ("TEC") and Firstar Bank of
           Minnesota, N.A.

4.2-- Third Supplemental Indenture dated December 15, 1998 between TEC and Firstar Bank of Minnesota, N.A.

4.3--      Second Amendment dated December 15, 1998 to Loan Agreement between
           TEC and TransTexas Gas Corporation ("TTG").

4.4--      First Amendment dated December 15, 1998 to Security and Pledge
           Agreement between TTG and TEC.


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